Income Taxes	6 Months Ended
Sep. 30, 2024
Income Tax Disclosure [Abstract]
Income Taxes
10 - Income Taxes
For the three months ended September 30, 2024 and 2023, income tax benefit (expense) was $43.0 million and $9.0 million, respectively. For the six months ended September 30, 2024 and 2023, income tax benefit (expense) was $22.0 million and $(13.0) million, respectively. For the three months ended September 30, 2024 and 2023, the income tax benefit (expense) as a percentage of income before taxes was 67.2% and (7.6)%, respectively. For the six months ended September 30, 2024 and 2023, the income tax benefit (expense) as a percentage of income before taxes was 7.1% and (162.5)%, respectively.
The effective rate decreased compared to the same period last year primarily due to windfall tax benefits associated with share-based compensation arising in the three and six months ended September 30, 2024. Additionally, a $25.0 million contingency was released in the three months ended September 30, 2024, following the resolution of a tax inquiry.
For the three months ended September 30, 2024 and 2023, the effective rate differed from the U.K. statutory rate of 25% in both periods, primarily due to patent box, research and development tax credits and the tax impact of share-based compensation cost. For the six months ended September 30, 2024 and 2023, the effective rate differed from the U.K. statutory rate of 25% in both periods, primarily due to patent box, research and development tax credits and the tax impact of share-based compensation cost. As noted above there was also a $25.0 million release of a contingency provision in the three months ended September 30, 2024, following the resolution of a tax inquiry.